Exhibit 10.12

Execution Version

GCI Liberty, Inc.

12300 Liberty Boulevard

Englewood, Colorado 80112

December 31, 2024

John C. Malone 1995 Revocable Trust U/A DTD 3/6/1995

The Leslie A. Malone 1995 Revocable Trust

John C. Malone June 2003 Charitable Remainder Unitrust

The Tracy M. Amonette Trust A

The Evan D. Malone Trust A

The Malone Family Land Preservation Foundation

12300 Liberty Boulevard

Englewood, Colorado 80112

Dear Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger, dated as of November 12, 2024, by and among Charter Communications, Inc., a Delaware corporation (“Charter”), Fusion Merger Sub 1, LLC, a single member Delaware limited liability company and a direct wholly owned subsidiary of Charter (“Merger LLC”), Fusion Merger Sub 2, Inc., a Delaware corporation and a direct wholly owned subsidiary of Merger LLC (“Merger Sub”), and Liberty Broadband Corporation, a Delaware corporation (“LBC”) (as may be amended from time to time, the “Merger Agreement”). Capitalized terms used and not defined herein have the meanings provided to such terms in the Merger Agreement;

WHEREAS, subject to the terms and conditions of the Merger Agreement and among other transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into LBC (the “Merger”), with LBC surviving the Merger as a wholly owned subsidiary of Charter, and immediately thereafter LBC, as the surviving corporation in the Merger, will be merged with and into Merger LLC (the “Upstream Merger”), with Merger LLC surviving the Upstream Merger as a direct wholly owned subsidiary of Charter;

WHEREAS, prior to the consummation of the Merger, LBC will divest the business of GCI Liberty, Inc., a Nevada corporation (“GCI Liberty”), GCI, LLC, a Delaware limited liability company and their respective Subsidiaries by way of a distribution to the Company Stockholders, including each of the undersigned anticipated stockholders of GCI Liberty (collectively, the “Malone Group”), in accordance with the Separation Principles (collectively, the “GCI Divestiture”); and

WHEREAS, immediately following the consummation of the GCI Divestiture, each member of the Malone Group will own beneficially (references herein to “beneficial owner,” “beneficial ownership” and “owns beneficially” shall have the meanings assigned to such terms under Rule 13d-3 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended from time to time), or of record, and will have the power to vote or direct the voting of, certain shares of GCI Liberty’s Series A common stock, par value $0.01 per share (“GCI Liberty Series A Common Stock”) and Series B common stock, par value $0.01 per share (“GCI Liberty Series B Common Stock” and together with GCI Liberty Series A Common Stock, the “GCI Liberty Voting Stock”); provided, that, John C. Malone will not have the power to vote or direct the voting of, certain shares of GCI Liberty Voting Stock beneficially owned by The Tracy M. Amonette Trust A or The Evan D. Malone Trust A, except in the event that he exercises his right to substitute the assets held by such trusts.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Effectiveness; Termination. This letter agreement shall be effective upon the execution hereof by the parties hereto. This letter agreement shall automatically terminate upon the earliest to occur (the “Expiration Date”) of (a) such date and time as the Merger Agreement shall have been validly terminated in accordance with Article VII thereof prior to the completion of the GCI Divestiture, (b) such date and time LBC in good faith determines that the GCI Divestiture is not reasonably capable of being achieved in accordance with Section 5.24(f) of the Merger Agreement, (c) the approval by the Federal Communications Commission of the transfer of control applications required under the Communications Act of 1934, as amended, permitting the Malone Group to exercise de jure control of GCI Liberty and the approval by the Regulatory Commission of Alaska of the transfer of control applications permitting the Malone Group to exercise de jure control of GCI Liberty, and (d) the written agreement of GCI Liberty and the Malone Group to terminate this letter agreement; provided, that Section 1 and Sections 3 through 14 of this letter agreement shall survive any such termination.

2.            Non-Voting Agreement. From the date hereof until the Expiration Date, each member of the Malone Group irrevocably and unconditionally hereby agrees that at any meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the holders of GCI Liberty capital stock (“GCI Liberty Stockholders”), however called, and in connection with any written consent of the GCI Liberty Stockholders, the members of the Malone Group, in the aggregate, will not vote any shares of GCI Liberty Voting Stock beneficially owned by the Malone Group that, if voted, would result in the aggregate voting power of the Malone Group exceeding the lesser of (a) 49.99% of the aggregate voting power in GCI Liberty and (b) the aggregate voting power of the Malone Group in LBC, with the determination of the aggregate voting power of the Malone Group in LBC being made as of immediately prior to the record date established by LBC with respect to the GCI Divestiture and without giving effect to the Exchange Side Letter. The Malone Group shall determine which specific member or members of the Malone Group shall not vote all or certain of their shares of GCI Liberty Voting Stock in order to comply with the other terms and provisions of this Section 2.

3.            Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of law thereof.

4.            Forum; Venue. The parties hereto hereby irrevocably submit to the jurisdiction of the District Court of Clark County, Nevada or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, of the United States District Court for the District of Nevada in respect of the interpretation and enforcement of the provisions of this letter agreement, and in respect of the matters contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts, or that this letter agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined exclusively in the District Court of Clark County, Nevada, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Nevada. The parties hereto hereby consent to and grant the District Court of Clark County, Nevada, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Nevada, jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided herein or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

5.            Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS LETTER AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.

6.            Director/Officer. Notwithstanding anything to the contrary contained in this letter agreement, each member of the Malone Group is entering into this letter agreement solely in his, her or its capacity as a beneficial owner of such member’s shares of GCI Liberty Voting Stock, and nothing herein is intended to or shall limit, affect or restrict any director or officer of GCI Liberty or any of its Subsidiaries solely in his or her capacity as a director or officer of GCI Liberty or any of its Subsidiaries (including voting on matters put to such board or any committee thereof, influencing officers, employees, agents, management or the other directors of GCI Liberty or any of its Subsidiaries and taking or failing to take any action or making any statement at any meeting of such board or any committee thereof), in each case solely in his or her capacity as a director or officer of GCI Liberty or any of its Subsidiaries in the exercise of his or her fiduciary duties as a director or officer of GCI Liberty or its Subsidiaries.

7.            Further Assurances. Each party hereto agrees, from time to time, at the reasonable request of any other party hereto and without further consideration, to execute and deliver such additional consents, documents and other instruments and to take such further actions as are reasonably requested to effectuate the matters covered by this letter agreement.

8.            Remedies; Specific Enforcement. Each of the parties hereto agrees that this letter agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the other parties would be irreparably harmed if any of the provisions of this letter agreement are not performed in accordance with its specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by any party hereto of any covenant or obligation contained in this letter agreement, in addition to any other remedy to which the other parties may be entitled (whether at law or in equity), the other parties shall be entitled to injunctive relief to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions hereof, and each party hereto hereby waives any defense in any action for specific performance or an injunction or other equitable relief, that a remedy at law would be adequate. Each party hereto further agrees that no party or any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each party hereto irrevocably waives any right he, she or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

9.            Notice. All notices, requests, claims, demands and other communications under this letter agreement shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally or sent via e-mail or (b) on the first (1st) Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Malone Group, to:

John C. Malone

c/o Marty Flessner

12300 Liberty Boulevard, 2nd Floor

Englewood, Colorado 80112

Email: [Separately Provided]

with a copy to (which shall not constitute notice):

Steven D. Miller

[Separately Provided]

Email: [Separately Provided]

if to GCI Liberty, to:

GCI Liberty, Inc.

12300 Liberty Boulevard

Englewood, Colorado 80112

Attention: Chief Legal Officer

Email: [Separately Provided]

with a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

1301 6th Ave Suite 1700

New York, NY 10019

Attention: C. Brophy Christensen

    Noah K. Kornblith

Email: bchristensen@omm.com

     nkornblith@omm.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.

10.            Assignment. Neither this letter agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Any attempted assignment in violation of this Section 10 shall be null and void ab initio. Subject to the preceding two sentences, this letter agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns and, in the event of a member of the Malone Group’s death, such member’s heirs, executors, administrators, testamentary trustees, legatees or beneficiaries.

11.            Interpretation. When a reference is made in this letter agreement to a Section, such reference shall be to a Section of this letter agreement unless otherwise indicated. The headings contained in this letter agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this letter agreement. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this letter agreement shall refer to this letter agreement as a whole and not to any particular provision of this letter agreement.

12.            Amendments; Waivers. Any provision of this letter agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by each of the parties, and (b) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.            Severability. Whenever possible, each provision or portion of any provision of this letter agreement shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this letter agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this letter agreement will continue in full force and effect and the application of such provision will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this letter agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

14.            Counterparts. The parties may execute this letter agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one letter agreement. The exchange of copies of this letter agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this letter agreement as to the parties hereto and may be used in lieu of the original letter agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.

[Signature Page Follows]

If the foregoing is consistent with your understanding, please so indicate by your signature below, which will constitute the agreement of the parties hereto.

GCI LIBERTY, INC.

By:	/s/ Renee L. Wilm
Name:	Renee L. Wilm
Title:	Chief Legal Officer and Chief Administrative Officer

[Signature Page to Voting Side Letter Agreement]

Accepted and Agreed:

THE JOHN C. MALONE 1995 REVOCABLE TRUST

By:	/s/ John C. Malone
Name:	John C. Malone
Title:	Trustee

THE LESLIE A. MALONE 1995 REVOCABLE TRUST

By:	/s/ John C. Malone
Name:	John C. Malone
Title:	Trustee

JOHN C. MALONE JUNE 2003 CHARITABLE REMAINDER UNITRUST

By:	/s/ John C. Malone
Name:	John C. Malone
Title:	Trustee

THE TRACY M. AMONETTE TRUST A

By:	/s/ Steven D. Miller
Name:	Steven D. Miller
Title:	Trustee

THE EVAN D. MALONE TRUST A

By:	/s/ Steven D. Miller
Name:	Steven D. Miller
Title:	Trustee

THE MALONE FAMILY LAND PRESERVATION FOUNDATION

By:	/s/ John C. Malone
Name:	John C. Malone
Title:	President

[Signature Page to Voting Side Letter Agreement]